UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

PETRO RESOURCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	333-132596	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5100 Westheimer, Suite 200 Houston, Texas 77056
(Address of principal executive offices)

(713) 968-9282
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01    Regulation FD Disclosure

On February 8, 2007, Petro Resources Corporation (the “Company”) will provide a power point presentation concerning the Company’s portfolio of oil and gas properties, including its proposed acquisition of the Williston Basin properties, at the IPAA Oil & Gas Investment Symposium Small Cap conference in Boca Raton, Florida. A copy of the Company’s power point presentation is attached as Exhibit 99.1.

Item 9.01    Financial Statement and Exhibits

(d) Exhibits

99.1     Power Point Presentation       Filed herewith

SIGNATURES

In accordance with the requirements of the exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

PETRO RESOURCES CORPORATION

Date: February 6, 2007	/s/ Wayne P. Hall
Wayne P. Hall,
Chief Executive Officer Officer